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                                                                  CONFORMED COPY



                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 16, 1996


                           DISCOVER CARD TRUST 1992 B
                           --------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                      0-21186                      Not Applicable
- --------                      -------                      --------------
(State of                     (Commission                  (IRS Employer
organization)                 File Number)                 Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                              19720
- ----------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826



                                 Not Applicable
                 ---------------------------------------------
                 (Former address, if changed since last report)





                                 Page 1 of 13
                         Index to Exhibits is on page 4
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Item 5.  Other Events

On September 16, 1996 the Registrant made available the Monthly
Certificateholders' Statement for the Due Period of August 1996, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.     Description

21 Monthly Certificateholders' Statement for Discover Card Trust 1992 B related to the Due Period ending August 31, 1996.





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                                   SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                    DISCOVER CARD TRUST 1992 B
                           (Registrant)



                     By: DISCOVER RECEIVABLES FINANCING
                         GROUP, INC.
                         as originator of the Trust


                     By:           Birendra Kumar
                         --------------------------------------
                         Birendra Kumar
                         Vice President and Treasurer




Date: September 16, 1996





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                                 EXHIBIT INDEX

Exhibit No.     Description
- -----------     -----------

21 Monthly Certificateholders' Statement for Discover Card Trust 1992 B related to the Due Period ending August 31, 1996





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